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                                                                    Exhibit 10.5

                 ASSIGNMENT OF AGREEMENTS, PERMITS AND CONTRACTS

     This Assignment of Agreements, Permits and Contracts ("Assignment") is made as of March 17, 2004, by AMERICAN ROCK SALT COMPANY LLC, a New York limited liability company, whose mailing address is P.O. Box 172, Groveland, New York 14462-0172 ("Borrower") to MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent, having an address at One M&T Plaza, Buffalo, New York 14240 ("Lender").

                                    RECITALS:

          A. Borrower has entered into the Credit Agreement dated as of the date hereof, as the same may be amended, supplemented, restated or otherwise modified from time to time (the "Credit Agreement") with the Lender, and the several banks and other financial institutions from time to time parties thereto (the "Lenders"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

          B. It is a condition precedent to the obligation of the Lenders to make the various extensions of credit under the Credit Agreement that the Livingston County Industrial Development Agency (the "IDA") and the Borrower secure repayment of the Borrower's Indebtedness by executing and delivering the IDA/Borower Mortgage which grants the Lenders a first lien on the property encumbered thereby (the "Property").

          C. The Lenders are unwilling to make the various extensions of credit under the Credit Agreement unless Borrower in the manner hereinafter set forth assigns to the Lenders as additional security for the payment of the Borrower's Indebtedness and the observance and performance by Borrower of the terms, covenants and conditions contained in the Credit Agreement, the IDA/Borrower Mortgage and the other Loan Documents on the part of Borrower to be observed and performed all of the Borrower's right, title and interest in and to all permits and construction contracts, and all licenses, franchise, management, service, supply and maintenance contracts and agreements, and any other agreements, permits or contracts of any nature whatsoever now or hereafter obtained or entered into by Borrower with respect to the improvement, ownership, operation, maintenance and administration of the Property (collectively, the "Agreements").

                                   AGREEMENT:

          For good and valuable consideration the parties hereto agree as follows:

          1. Assignment of the Agreements. As additional collateral security for the Borrower's Indebtedness pursuant to the Credit Agreement and the observance and performance by Borrower of the terms, covenants and conditions of the Credit Agreement, the IDA/Borrower Mortgage and the other Loan Documents on the part of the Borrower to be observed or performed, Borrower hereby transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Agreements.

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          Borrower does hereby make, constitute and irrevocably appoint Lender, its true and lawful attorney, irrevocable in its name, place and stead, for the purposes stated, to ask, demand, sue for, attach, levy, recover and receive any and all sums due or to become due Borrower under the Agreements, giving and granting unto the Lender full power and authority to do and perform all and every act and things whatsoever necessary as fully to all intents and purposes as Borrower might or could do if personally present, with full power of substitution and revocation, hereby ratifying all that the Lender or its substitute shall lawfully do or cause to be done by virtue thereof. Nothing herein shall constitute an assumption of any obligations under the Agreements by the Lender, and the Lender shall have no obligations under the Agreements.

          2. Borrower's Covenants. Borrower hereby covenants to Lender that during the term of this Assignment, but only to the extent that any Agreement is a Material Contract: (a) Borrower shall fulfill and perform each and every term, covenant and provision of the Agreements to be fulfilled or performed by Borrower thereunder, if any, (b) Borrower shall, in the manner provided for in this Assignment, give prompt notice to Lender of any notice received by Borrower under any of the Agreements, together with a complete copy of any such notice,
(c) Borrower shall enforce, short of termination thereof, the performance and observance, of each and every term, covenant and provision of the Agreements to be performed or observed, if any, and (d) Borrower shall not terminate or amend any of the terms or provisions of any of the Agreements, except as may be permitted pursuant to the terms of the Agreements.

          3. Governing Law. This Assignment shall be deemed to be governed, construed, applied and enforced in accordance with the laws of the state of New York.

          4. Notices. All notices or other written communications hereunder shall be deemed to have been properly given if given in the same manner provided for the delivery of notices and other written communications in the Credit Agreement.

          5. No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement or any modification, amendment, waiver, extension, change, discharge or termination is sought.

          6. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

          7. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

          8. Headings, etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

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          9. Duplicate Originals. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.

          10. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          11. Miscellaneous. Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                                             BORROWER:

                                             AMERICAN ROCK SALT COMPANY LLC


                                             By: /s/ Neil L. Cohen
                                                 -------------------------------
                                             Name: Neil L. Cohen
                                             Title: Vice Chairman

STATE OF NEW YORK)
COUNTY OF MONROE) ss.:

          On the 17th day of March in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Neil L. Cohen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                             /s/ Justin P. Runke
                                             -----------------------------------
                                             Notary Public

                                             JUSTIN P. RUNKE
                                             Notary Public, State of New York
                                             No. 02RU6093688
                                             Qualified in Monroe County
                                             Commission Expires June 9, 2007

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